UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(818) 823-4801

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2020, Loop Media, Inc., a Nevada corporation (the “Company”) acquired from Ithaca EMG Holdco LLC, a Delaware limited liability company (“Seller”), 1,350 ordinary shares and 1,084 preference shares (together, the “Acquired Shares”) issued by EON Media Group Pte. Ltd. (“EON Media”). The Acquired Shares were purchased pursuant to a Share Purchase Agreement dated the same date (the “Purchase Agreement”) entered into by and between the Company, Seller and Ithaca Holdings, LLC, a Delaware limited liability company (the “Share Purchase”).

The purchase price consideration for the Acquired Shares consisted of US$750,000 in cash (the “Cash”) plus 454,463 shares of the Company’s common stock, par value $0.0001 per share, (the “Shares,” and together with the Cash, the “Ithaca Consideration”). The Cash was paid and the Shares were issued to the Seller on December 1, 2020. The Shares are subject to restriction on resales until that date that is 180 days following the closing of the Share Purchase which is binding on any holder receiving any of the Shares from Seller.

As a result of the Share Purchase transaction, Ithaca Holdings, LLC has become a shareholder in the Company and SB Projects, Scott “Scooter” Braun, Allison Kaye, President of SB Projects & Partner, Ithaca Holdings, LLC and Jennifer McDaniels, SB Projects General Manager of Music will become advisors to the Company. EON Media is a Singapore based media and entertainment company focused on producing syndicated content and providing specialist entertainment advisory and agency services for music festivals, brands and artists in Asia.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company obtained the Cash portion of the Ithaca Consideration from Excel Family Partners, LLLP ("Excel"), an entity controlled by Bruce Cassidy, a member of the Company’s Board of Directors. The Company and Excel agreed upon the general terms and conditions of the Company's direct financial obligation, which will be set forth in written agreements, including a promissory note to be issued by the Company (the “Note”). The Note may not be transferred or assigned by either party, and it will mature on December 1, 2022 (the “Maturity Date”).

Interest of 4% per annum will accrue from December 1, 2020 (“Issue Date”) and be payable in cash as follows: (1) first 12 months of interest is payable in advance on the date the Note is executed; (2) six months of cash interest is payable in arrears on June 1, 2022; and (3) six months of cash interest is payable in arrears on the Maturity Date. Interest of 6% per annum accrues from the Issue Date and payable in shares of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”) in arrears on June 1, 2021, December 1, 2021, June 1, 2022 and the Maturity Date . The price of a share of the Common Stock will be based upon the ten-day volume weighted average price (“VWAP”), of the Common Stock on the OTC Markets immediately preceding each Common Stock interest payment date.

If the Common Stock is not listed on a national securities exchange prior to the Maturity Date, the Company is required to issue the note holder an amount of Common Stock equal to 15% of their then principal outstanding divided by the 30-day VWAP of the Common Stock immediately preceding the Maturity Date. The Note will be secured by all of the assets of the Company. Furthermore, the security interest will be shared pari passu with future secured debt holders of the Company.

On the Maturity Date or upon a merger, sale of all assets or other similar type of change of control event, the note holder shall have the option to convert all or not less than one-half of their then outstanding principal and accrued and unpaid cash interest into Common Stock at a conversion price equal to the 30-day VWAP immediately preceding such date or the closing date of such event, respectively.

In the event of a Qualified Nasdaq Listing, but subject to the closing of such Qualified Nasdaq Listing, the outstanding Note obligation amount (principal plus accrued and unpaid interest) shall convert in full on the closing date of such Qualified Nasdaq Listing into a number of shares of Common Stock equal to (x) the outstanding Note obligation amount on such closing date, divided by (y) the per share price of the Common Stock sold to the public in a Qualified Nasdaq Listing less 20%. A Qualified Nasdaq Listing means a bona fide underwritten public offering of the Common Stock (a) in which such stock is listed on the Nasdaq Stock Market, and (b) for gross proceeds at least equal to the initial principal amount of the Note.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

The Company intends to issue a press release announcing the Acquisition on December 8, 2020. A copy of the proposed press release is attached to this Report as Exhibit 99.1.

The information in this Report furnished pursuant to Item 7.01 and the press release included as Exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Report constitutes material investor information that is not otherwise publicly available.

Item 8.01	Other Events.

On November 20, 2020, the Company entered into a license agreement (the “License Agreement”) with Warner Music Inc. and Warner Music International Services Ltd. (collectively, “Warner Music”) pursuant to which Warner Music will provide the Company with premium music videos that it owns or controls for the Company’s subscription and ad-supported streaming. The License Agreement was effective as of November 17, 2020 and applies to the United States, Canada, and certain Latin American countries. This License Agreement requires the Company to pay royalties and make minimum guaranteed payments, and includes marketing commitments, advertising inventory provisions, and financial and data reporting obligations. The audiovisual recordings in which the Company is granted rights pursuant to this License Agreement are expected to account for a significant part of the Company’s music video streams in the foreseeable future. The minimum guarantee payments will be paid over two years and represent material commercial commitments for the Company. In connection with the execution of the License Agreement, the Company has agreed to issue to Warner Music shares of the Company’s common stock, $0.0001 par value per share.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement by and between Loop Media, Inc., Ithaca EMG Holdco LLC, and Ithaca Holdings, LLC, dated December 1, 2020.

99.1	Press Release of Loop Media, Inc. dated December 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 7, 2020	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO

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